UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Corporate Woods Blvd.

Albany, NY 12211

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Momentive Performance Materials Inc. (the “Company”) previously announced on its Current Report on Form 8-K, dated October 26, 2012, that MPM Escrow LLC and MPM Finance Escrow Corp., wholly owned special purpose subsidiaries of the Company (collectively, the “Escrow Issuers”), completed the offering of $1,100,000,000 aggregate principal amount of 8.875% First-Priority Senior Secured Notes due 2020 (the “Notes”). The Company further announced that pursuant to an escrow agreement dated as of October 25, 2012, among the Escrow Issuers, The Bank of New York Mellon Trust Company, N.A., as escrow agent and securities intermediary, and The Bank of New York Mellon Trust Company, N.A., as trustee under the indenture governing the Notes, the Escrow Issuers deposited the gross proceeds of the Notes, together with additional amounts necessary to redeem the Notes, if applicable, into a segregated escrow account until the date that certain escrow conditions (the “Escrow Conditions”) were satisfied. The Escrow Conditions included (i) the assumption by the Company of all obligations of the Escrow Issuers under the Notes (the “MPM Assumption”), (ii) either (a) the execution and delivery of certain amendments to the Company’s senior secured credit facilities (the “Credit Agreement Amendment”) or (b) the entry by the Company into a new asset-based lending facility, (iii) the execution and delivery of certain security documents and intercreditor agreements securing the Notes, and (iv) the application of the net proceeds from the issuance of the Notes to, among other things, purchase, redeem or discharge all of the Company’s outstanding $200 million aggregate principal amount of 12 1/2% Second-Lien Senior Secured Notes due 2014 (the “Second Lien Notes”).

On November 16, 2012, the Company entered into the Credit Agreement Amendment, discharged the aggregate outstanding amount of the Second Lien Notes, consummated the MPM Assumption and fully satisfied the remaining Escrow Conditions.

The Company is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: November 16, 2012	By:	/s/ George F. Knight
George F. Knight
Senior Vice President, Finance and Treasurer